UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005
JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1 -5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5757 N. Green Bay Avenue, P.O. Box 591, Milwaukee, Wisconsin 53201-0591

(Address of principal executive offices, including ZIP code)
(414) 524-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Items 1.01 and 9.01 of the Current Report on Form 8-K that Johnson Controls, Inc. filed on August 25, 2005 reporting that it entered into a material definitive agreement (the “August 24 Form 8-K”) are hereby amended to read in their entirety as follows:
Item 1.01. Entry into a Material Definitive Agreement.
     On August 24, 2005, Johnson Controls, Inc. (“Johnson Controls”), York International Corporation (“York”) and YJC Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Johnson Controls, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into York, with York continuing as the surviving corporation and a wholly-owned subsidiary of Johnson Controls (the “Merger”). A copy of the Merger Agreement is filed as Exhibit 2 hereto and is incorporated by reference herein.
The Merger Agreement
          On the terms and subject to the conditions of the Merger Agreement, which has been approved by the Board of Directors of each of York and Johnson Controls, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock, par value $0.005, of York (“York Common Stock”) will be converted into the right to receive $56.50 in cash (the “Merger Consideration”), without interest. Each outstanding option to purchase York Common Stock will be canceled and converted into the right to receive in cash the amount by which the Merger Consideration exceeds the exercise price.
          Johnson Controls and York have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that York (i) will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) will not engage in certain kinds of transactions during such period, (iii) will cause a meeting of the York stockholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, that the Board of Directors of York will recommend adoption of the Merger Agreement by its stockholders. York has also made certain additional customary covenants, including, among others, covenants not to: (a) solicit proposals relating to alternative business combination transactions or (b) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.
          Consummation of the Merger is subject to several conditions, including (i) approval of the holders of York Common Stock, (ii) absence of any law or order prohibiting the consummation of the Merger and (iii) expiration or termination of the Hart-Scott-Rodino waiting period, approval of the merger by the European Commission and obtaining certain other regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the representations and warranties of the other party, other than inaccuracies that would not have a material adverse effect on the party making the representations, and (b) material compliance of the other party with its covenants.
          The Merger Agreement contains certain termination rights for both Johnson Controls and York, and further provides that, upon termination of the Merger Agreement under specified circumstances, York may be required to pay Johnson Controls a customary termination fee.
          The foregoing summary description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

          Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), Johnson Controls has filed the Merger Agreement as an exhibit to this Current Report on Form 8-K. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about York or Johnson Controls. As described above, the Merger Agreement contains representations and warranties of each of Johnson Controls and York. The assertions embodied in those representations and warranties are qualified by materiality standards in the Merger Agreement and information in disclosure schedules exchanged in connection with the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely solely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, but instead should read the Merger Agreement together with the other information concerning Johnson Controls and York that each company publicly files in reports and statements with the Securities and Exchange Commission.
          The total value of the acquisition to Johnson Controls is anticipated to be approximately $3.2 billion, including the assumption of approximately $800 million of York debt. Johnson Controls expects to finance the transaction with short and long-term borrowings and anticipates the transaction will close in December 2005. A copy of the press release that Johnson Controls and York released to announce the Merger is attached as Exhibit 99.1 and incorporated herein by reference. In connection with the announcement, Johnson Controls and York will be conducting a conference call and webcast on August 25, 2005, at 9:30 a.m. Eastern Time. A copy of conference call presentation is attached as Exhibit 99.2 and incorporated herein by reference.
Forward-Looking Statements
          This Form 8-K contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) about Johnson Controls’ acquisition of York that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of future events.
          The forward-looking statements are subject to risks and uncertainties that could cause performance or actual results to differ materially from those expressed herein. Such risks and uncertainties include, among other things: risks that the transaction with York will not be completed, that York’s debt levels will change or that forms of borrowings that Johnson Controls anticipates will not be available to it on acceptable terms.
          The information contained in this Form 8-K is as of the date indicated. Johnson Controls does not assume any obligation to update any forward-looking statements contained in this Form 8-K as a result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.
     (a) None.
     (b) None.
     (c) Exhibits:
(2)	Agreement and Plan of Merger, dated as of August 24, 2005, by and among Johnson Controls, Inc., YJC Acquisition Corp. and York International Corporation.

(99.1)	Press release issued by the registrant on August 24, 2005.

(99.2)	Johnson Controls Acquisition of York International Investor Presentation issued by the registrant on August 25, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
Date: August 30, 2005	By:	/s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Chief Financial Officer

JOHNSON CONTROLS, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description
(2)	Agreement and Plan of Merger, dated as of August 24, 2005, by and among Johnson Controls, Inc., YJC Acquisition Corp. and York International Corporation.

(99.1)	Press release issued by the registrant on August 24, 2005*.

(99.2)	Johnson Controls Acquisition of York International Investor Presentation issued by the registrant on August 25, 2005*.

*	Previously filed.